Second Quarter 2026 Results July 24, 2026

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 22nd Quarter 2026 Cautionary Statement Forward-Looking Information This earnings presentation and the associated conference call may include forward-looking statements by us and our authorized officers pertaining to such matters as our goals, beliefs, intentions, and expectations regarding, among other things: (a) revenues, earnings, loan production, asset quality, liquidity position, capital levels, risk analysis, divestitures, acquisitions, and other material transactions, among other matters; (b) the future costs and benefits of the actions we may take; (c) our assessments of credit risk and probable losses on loans and associated allowances and reserves; (d) our assessments of interest rate and other market risks; (e) our ability to achieve profitability goals within projected timeframes and to execute on our strategic plan, including the sufficiency of our internal resources, procedures and systems; (f) our ability to execute our capital management strategies, including our ability to complete our current stock repurchase program and to implement future stock repurchase programs; (g) our ability to attract, incentivize, and retain key personnel and the roles of key personnel; (h) our ability to achieve our financial and other strategic goals, including those related to our recent holding company reorganization, which was completed in October 2025 (the "Reorganization"), our merger with Flagstar Bancorp, Inc., which was completed in December 2022, our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction, which was completed in March 2023, and our ability to comply with the heightened regulatory standards with respect to governance and risk management programs to which we are subject as a national bank with assets of $50 billion or more; (i) the impact of the $1.05 billion capital raise we completed in March 2024; (j) the conversion or exchange of shares of our preferred stock; (k) the payment of dividends on shares of our capital stock, including adjustments to the amount of dividends payable on shares of our preferred stock; (l) the dilution of existing equity holders associated with future equity awards and stock issuances; (m) the effects of the reverse stock split we effected in July 2024; and (n) the impact of the 2024 sale of our mortgage servicing operations, third party mortgage loan origination business, and mortgage warehouse business. Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” "confident," and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward-looking statements speak only as of the date they are made; we do not assume any duty, and do not undertake, to update our forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results. Our forward-looking statements are subject to, among others, the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities, credit and financial markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios, including associated allowances and reserves; changes in future allowance for credit losses, including changes required under relevant accounting and regulatory requirements; the ability to pay future dividends; the ability to implement future stock repurchase programs, which are subject to the approval of the Board of Directors and other various factors, including the Bank's liquidity, capital position, and financial performance, accounting, and regulatory considerations as well as general market conditions; changes in our capital management and balance sheet strategies and our ability to successfully implement such strategies; our ability to achieve the anticipated benefits of the Reorganization; changes in our Board of Directors and our executive management team; changes in our strategic plan, including changes in our internal resources, procedures and systems, and our ability to successfully implement such plan; changes in competitive pressures among financial institutions or from non-financial institutions; changes in legislation, regulations, and policies; changes relating to rent regulation and housing, including recent legislative action in New York City to freeze rents on certain rent-regulated properties; the impacts of tariffs, sanctions and other trade policies of the United States and its global trading counterparts; the outcome of federal, state, and local elections and the resulting economic and other impact on the areas in which we conduct business; the impact of changing political conditions or federal government shutdowns; the imposition of restrictions on our operations by bank regulators; the outcome of pending or threatened litigation, or of investigations or any other matters before regulatory agencies, whether currently existing or commencing in the future; our ability to comply with heightened regulatory standards with respect to governance and risk management programs to which we are subject as a national bank with assets of $50 billion or more; the restructuring of our mortgage business; our ability to achieve anticipated cost savings and enhanced efficiencies with respect to our balance sheet and expense reduction strategies; the impact of failures or disruptions in or breaches of our operational or security systems, data or infrastructure, or those of third parties, including as a result of cyberattacks or campaigns; the impact of natural disasters, extreme weather events, civil unrest, international military conflict, terrorism or other geopolitical events; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control. Our forward-looking statements are also subject to the following principal risks and uncertainties with respect to our merger with Flagstar Bancorp, which was completed in December 2022, and our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction, which was completed in March 2023: the possibility that the anticipated benefits of the transactions will not be realized when expected or at all; the possibility of increased legal and compliance costs, including with respect to any litigation or regulatory actions related to the business practices of acquired companies or the combined business; diversion of management's attention from ongoing business operations and opportunities; the possibility that we may be unable to achieve expected synergies and operating efficiencies in or as a result of the transactions within the expected timeframes or at all; and revenues following the transactions may be lower than expected. More information regarding some of these factors is provided in the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2025, and in other reports we file with the Office of the Comptroller of the Currency (the “OCC”) and voluntarily file with the Securities and Exchange Commission (the “SEC”), and which are also available on our Investor Relations website. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this news release, on our conference call, during investor presentations, or in our securities disclosure filings. All such files are accessible on our website at ir.flagstar.com, on the OCC's website at www.occ.gov, and on the SEC’s website at www.sec.gov.

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 32nd Quarter 2026 Management Focus Areas Second Quarter 2026 Highlights • Delivered $2.0 billion of net C&I loan growth on record new originations volume of $2.8 billion, up $0.8 billion QoQ; reflects successful execution of key growth initiatives • First quarter since fourth quarter 2023 of positive total loan growth with fourth consecutive quarter of net C&I growth • Commercial and Private Bank deposits increased $905 million QoQ • Continue to hire additional talent; deploy expanded product offerings and capabilities into middle market, corporate, and specialized industry verticals Execute on C&I and Private Bank Growth Initiatives • Net charge-offs of $100 million with a net charge- off ratio of 66 basis points; includes $47 million of charge-offs that had been previously reserved • Criticized and classified loans decreased $1.1 billion, or 9%, compared to June 30, 2025, and decreased $143 million, or 1%, compared to the prior quarter Proactive Management of CRE Portfolio • Continued reduction in CRE exposure • CRE concentration ratio declined to 350% from 367% in prior quarter • Multi-family and CRE par payoffs of $1.1 billion with 39% being substandard • Multi-family loans down $0.9 billion, or 3%, QoQ • NYC multi-family loans down $0.7 billion, or 5%, QoQ; NYC rent regulated multi-family loans down $338 million, or 4%, QoQ • CRE loans down $0.6 billion, or 7%, QoQ Disciplined Credit Approach • Announced $250 million share repurchase program, reflecting strategic progress and long-term outlook • Third consecutive quarter of profitability and improved earnings • PPNR increased 51% QoQ • Delivered positive operating leverage of 7% vs. 1Q26 and 16% vs 2Q25 • Grew total balance sheet QoQ for the first time since 2023 • Continued deposit growth while reducing deposit costs • Disciplined cost controls driving lower expenses(1) Strengthen Earnings Power 1 2 3 4 See cautionary statements on page 2 | See notes on page 25

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 42nd Quarter 2026 $(0.14) $(0.07) $0.06 $0.04 $0.05 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Diluted Earnings Per Share Trends Adjusted Diluted EPS Trends (Quarterly) See cautionary statements on page 2 | See notes on page 25 Adjusted Diluted EPS Trends (Annually) Successful execution of strategic plan has driven the Bank to report another quarter of profitability FY24 FY25 FY26 FY27 Reflects EPS Guidance Range (1) (1) $(2.68) $(0.37) $0.40 -$0.50 $1.60 -$1.70 Includes impact from recognition of $20.5M (pre-tax) hedge gain, or $0.03 of diluted EPS

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 52nd Quarter 2026 Commercial Banking Overview | Momentum in Focus Areas C&I Loan Balance Trend(1) $ in millions New and Increased C&I Loan Originations $ in millions • Continued strength in our strategic focus areas drove solid C&I results, generating $4.2 billion in loan commitments and $2.8 billion in originations • Pipeline at $2.1 billion in commitments • Added 75 new relationships during the quarter $1,207 $1,843 $2,093 $2,002 $2,801 $319 $272 $364 $328 $375 $78 $26 $1 $78 $5$140 $22 $403 $624 $885 $1,195 $769 $1,902 $186 $520 $511 $424 $519 Equipment Finance Asset-Based Lending Mortgage Finance Specialized Industries Corporate & Regional Commercial Banking 6/30/2025 9/30/2025 12/31/2025 3/31/2026 6/30/2026 $14,426 $14,874 $15,217 $16,568 $18,563 $2,554 $3,229 $4,361 $4,956 $6,631$1,131 $1,463 $1,806 $2,049 $2,424 $4,819 $4,595 $4,331 $4,147 $4,166 $2,910 $2,686 $2,287 $2,423 $2,390 $1,109 $1,089 $654 $1,049 $940 $1,903 $1,812 $1,776 $1,945 $2,012 Specialized Industries Corporate & Regional Commercial Banking Equipment Finance Asset-Based Lending Mortgage Finance Public Finance & Other 6/30/2025 9/30/2025 12/31/2025 3/31/2026 6/30/2026 • Two-pronged strategy continued momentum with total commercial and industrial loans higher by $2.0 billion, up 12% vs the prior quarter • Growth led by Specialized Industries and Corporate & Regional Commercial Banking with end of period loans at 6/30/26 increasing $2.1 billion, or 29% vs the prior quarter See notes on page 25

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 62nd Quarter 2026 Commercial Banking Overview | Momentum in Focus Areas C&I Loans HFI at June 30, 2026 ($ in millions) 3/31/2026 6/30/2026 Change QoQ ($) Change QoQ (%) Specialized Industries $4,956 $6,631 $1,675 34% Corporate & Regional Commercial Banking 2,049 2,424 375 18% Equipment Finance(1) 4,147 4,166 19 —% Asset-Based Finance(1) 2,423 2,390 (33) (1)% Mortgage Finance 1,049 940 (109) (10)% Public Finance & Other 1,945 2,012 67 3% Total C&I $16,568 $18,563 $1,995 12% See notes on page 25

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 72nd Quarter 2026 Note: $ in millions except share data. Please note that columns of data may not add due to rounding. Quarterly Performance QUARTERLY PERFORMANCE Reported Notable Items Adjusted 2Q 2026 2Q 2026 Net interest income $440 $0 $440 Non-interest income 76 (4) 72 Total revenue 516 (4) 512 Total non-interest expense 450 — 450 Pre-provision net revenue 66 (4) 62 Provision for credit losses 18 — 18 Pre-tax income 48 (4) 44 Income tax expense 14 1 13 Net income $34 -$3 $31 Preferred stock dividends $8 $0 $8 Net income attributable to common stockholders $26 -$3 $23 Diluted earnings per common share $0.06 $ (0.01) $0.05 Notable Items 2Q’26 • Non-interest income - $4 million reduction from the net gain related to our equity investment in Figure Technology Solutions, Inc.

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 82nd Quarter 2026 Forecast Update ($ in millions, except per share data) 2026 2027 Net Interest Income $1,860 – $1,960 $2,500 – $2,650 Net Interest Margin 2.20 – 2.30% 2.70 – 2.80% Provision for Loan Losses $90 – $140 $100 - $150 Non-interest Income $310 – $330 $390 – $430 Adjusted Operating Expense(2) $1,700 – $1,750 $1,650 – $1,700 Net Income $225 – $300 $800 – $900 Long-Term Targets ROAA : 1%+ ROATCE: 11-12% CET1 Ratio: 10.5-11.5% See cautionary statements on page 2 | See notes on page 25 ($ in millions, except per share data) 2026 2027 Diluted Adjusted EPS(1) $0.40 – $0.50 $1.60 –$1.70 Efficiency Ratio(2) 73 – 78% 50 - 55% ROAA 0.25 – 0.35% 0.85 – 0.95% ROATCE 2.75 – 3.25% 10.00 – 10.50% TBV Per Share(3) $15.50 – $16.00 $17.25 – $17.75

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 92nd Quarter 2026 1.81% 1.91% 2.14% 2.15% 2.13% 1.89% 3.73% 3.60% 3.34% 3.13% 3.08% 4.50% 4.25% 3.75% 3.75% 3.75% 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 FY25 FY26 FY27 Net Interest Margin | Proactively Managing Higher Net Interest Margin (Quarterly) Net interest margin expected to expand in 2026 1. Optimize funding 2. Growing higher yielding commercial loans 3. Reduction in non-accrual loans 4. Multi-family loans resetting higher Drivers See cautionary statements on page 2 | See notes on page 25 Reflects NIM Guidance Range 2.05%(1) 2.20% - 2.30% 2.70% - 2.80% Fed Funds Rate Interest-Bearing Deposit Costs Net Interest Margin (Annually)

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 102nd Quarter 2026 $460 $(15) $(19) $1 $427 2Q 2025 Comp & Ben FDIC G&A 2Q 2026 Non-interest Expense | Disciplined Management Highlights • Linked Year: adjusted operating expenses decreased $33 million, or 7% • Linked Quarter: adjusted operating expenses decreased $14 million, or 3% • Reduction in operating expenses reflects management’s commitment to improve efficiency driven by: ◦ impact from strategic initiatives to lower compensation and benefits, ◦ vendor spend, ◦ real estate optimization, ◦ outsourcing and offshoring of certain functions, and ◦ FDIC expense Adjusted Operating Expenses(1) Adjusted Operating Expenses Linked Quarter(1) See the reconciliations of these non-GAAP measures with the comparable GAAP measures on page 22 | See notes on page 25 Quarterly Adjusted Operating Expenses YoY(1) $ in millions $ in millions $460 $457 $462 $441 $427 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 $441 $(8) $(4) $(2) $427 1Q 2026 Comp & Ben O&E G&A 2Q 2026 $ in millions -7% (2) (2)

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 112nd Quarter 2026 Capital | Strong Capital Position CET1 Ratio Target operating range 10.5-11.5% 1. CET1 ratio of 13.16% is top quartile in peer group 2. Significant management action preserved and strengthened capital position 3. Capital priority in near term is to deploy capital to fund organic growth 4. +60 to 80 bps anticipated benefit to CET1 ratio under the proposed Basel III Endgame Highlights $ in billions CET1 excess of low-end of target range of 10.5% 12.33% 12.45% 12.83% 13.23% 13.16% 6/30/2025 9/30/2025 12/31/2025 3/31/2026 6/30/2026 $1.6B See cautionary statements on page 2

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 122nd Quarter 2026 Balance ($B) 6/30/2026 Noninterest-Bearing Demand $11.7 Interest-Bearing Demand $11.9 Money Markets $8.5 Savings $14.8 Retail CDs $14.4 Jumbo CDs $6.1 Total Deposits $67.5 Deposits | Overview Deposit ActivityWell Diversified Deposit Base by Product • Deposits increased $0.7 billion, or 1.0% quarter over quarter primarily driven by growth in Commercial and Private Bank deposits of $905 million, partially offset by lower Retail deposits of $290 million • Managed deposit costs lower with interest-bearing deposit costs down 5 basis points compared to prior quarter and 65 basis points compared to the second quarter of 2025 • Insured deposits of 79%(1) at 6/30/2026, compared to peer average of 56% HighlightsDeposit Base by Business ($ in billions) 6/30/2026 Change QoQ ($) Change QoQ (%) Retail $36.5 $(0.3) (0.8)% Private Bank $17.5 $0.2 1.3% Commercial $8.4 $0.7 8.9% Mortgage $2.8 $— 1.1% Core Deposits $65.1 $0.6 1.0% Brokered & Other $2.4 $— 1.9% Total Deposits $67.5 $0.7 1.0% $ in billions See notes on page 25 $66.8 $0.9 $(0.3) $67.5 3/31/2026 Commercial & Private Bank Retail 6/30/2026

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 132nd Quarter 2026 501% 350% 12/31/2023 6/30/2026 Commercial Real Estate | Payoffs and CRE Concentration Trends 2Q 2026 Payoffs Total Substandard (%) 1Q 2026 Payoffs Total Substandard (%) Multi-Family $0.9 billion 44% $0.8 billion 40% Office $31 million 6% $5 million —% Non-Office CRE $177 million 19% $245 million 50% Total CRE $1.1 billion 39% $1.1 billion 42% CRE payoffs at par of $1.1B with 39% of the payoffs from substandard loans in the second quarter CRE Portfolio Payoffs at Par Total CRE Balances(1) CRE payoffs and paydowns driving significant reduction in total CRE balances and in the concentration ratio 151pp CRE Concentration Ratio(2) $ in billions -32% See notes on page 25 $47.7 $32.6 12/31/2023 6/30/2026

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 142nd Quarter 2026 Multi-Family | Portfolio Overview Highlights • MF portfolio ALLL at 1.63%, among the highest relative to peers(2); MF rent regulated >= 50% ALLL at 2.87% • Average loan size of $8.8 million • NYC MF loans down $0.7 billion, or 5%, QoQ; NYC rent regulated MF loans down $338 million, or 4%, QoQ • $7.1 billion of MF loans reached a repricing date since the beginning of 2024 and over 90% remain current or paid off • Have taken $689 million of net charge-offs since Jan. 2024 Proactively Reducing Multi-Family (MF) Exposure(1) $ in billions Multi-Family ALLL Ratio vs Peers(2) Option/Contractual Maturity per Year (UPB)(1) $ in billions % Reflects WAC See notes on page 25 3.53% 3.73% 4.66%4.26% $30.0 $28.8 $27.1 $26.0 $25.1 6/30/2025 9/30/2025 12/31/2025 3/31/2026 6/30/2026 -16% 1.6% 0.8% 0.6% 0.6% 0.5% 0.4% FLG Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 $2.6 $8.4 $5.1 $3.6 2026 2027 2028 2029 4.15% 3.87% 4.19% 4.52%

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 152nd Quarter 2026 $1.3 $2.9 $1.4 $1.1 2026 2027 2028 2029 Brooklyn, $3,214, 37.9% Bronx, $2,293, 27.0% Manhattan, $1,748, 20.6% Queens, $1,204, 14.2% Staten Island, $32, 0.4% Portfolio Characteristics Loan Resets Book Balance Average Balance Occ Rate Current LTV Amortizing DSCR Repriced Reset < 18 Months Repriced or < 18 Months Market & <50% $ 4,898 $ 4.9 98% 46% 1.20x 66% 21% 87% >=50% RR 8,490 5.9 97% 70% 1.25x 43% 34% 77% Total NYC $ 13,388 $ 5.5 98% 61% 1.23x 52% 29% 81% NYC >=50% RR Pass Rate $ 4,089 $ 6.1 97% 61% 1.51x 43% 19% 62% Criticized + Classified 4,401 5.8 97% 78% 1.01x 43% 49% 92% Total >=50% RR $ 8,490 $ 5.9 97% 70% 1.25x 43% 34% 77% Multi-Family | New York City (NYC) Portfolio Details NYC Multi-Family Portfolio (as of 6/30/2026) $ in millions (3) (1) (2) Location Breakdown >=50% RR $ in millions (4) Option/Contractual Maturity per Year (UPB) $ in billions % Reflects WAC>=50% RR See notes on page 25 3.85%4.98% 4.66% 5.09% $8,490M (5)

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 162nd Quarter 2026 NALs Special Mention + Substandard Total $ % $ % $ % Balance $ 2,088 $ 2,667 $ 4,754 Less: NCOs $ 351 16.80% $ 2 0.07% $ 352 7.41 % Book Balance $ 1,737 $ 2,665 $ 4,401 ACL $ 76 4.38% $ 134 5.03% $ 210 4.77 % Loan Review Credit Metrics Book Balance Recent Appraisal Financials Reviewed ACL % to Loans NCOs Nonaccrual Loans Market & <50% $ 4,898 35% 96.4% 0.96% $ 19 $ 210 >=50% RR 8,490 42% 97.3% 3.04% 352 1,743 Total NYC $ 13,388 43% 97.0% 2.28% $ 372 $ 1,953 NYC >=50% RR Pass Rate $ 4,089 23% 99.6% 1.18% $ — Criticized + Classified 4,401 70% 95.0% 4.77% 352 Total >=50% RR $ 8,490 42% 97.3% 3.04% $ 352 Multi-Family | New York City (NYC) Credit Details NYC Multi-Family Portfolio (as of 6/30/2026) $ in millions (3) (1) (2) Proactive management of rent regulated portfolio • Criticized + classified ACL coverage of 4.77% • $352 million of net charge-offs since Jan. 2024 for loans remaining in the portfolio • $2.0 billion in payoffs since beginning of 2024; 56% from substandard Rigorous loan review performed on portfolio supports current LTVs and amortizing DSCRs • 97% of rent regulated loans have gone through extensive financial review since 1/1/2024 • 70% of criticized + classified loans have had an appraisal since 1/1/2024 Criticized + Classified Loans(5) (4) (7) (6) Observations See notes on page 25 $ in millions

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 172nd Quarter 2026 3/31/2026 6/30/2026 ($ in millions) Allowance ALLL % Allowance ALLL % Change in ALLL % Multi-Family (MF) $509 1.83% $439 1.63% (20) bps MF Rent Regulated >=50% (excl. Co-op) $330 3.20% $281 2.87% (33) bps MF at Market and Rent Regulated <50% (excl. Co-op) $174 1.11% $153 1.00% (11) bps Co-op $5 0.27% $5 0.27% — bps CRE $184 2.17% $148 1.87% (30) bps Office (ex. Owner-Occupied) $61 3.04% $55 3.00% (4) bps Non-Office (incl. Owner-Occupied) $123 1.91% $93 1.53% (38) bps C&I (incl. Office Owner-Occupied) $166 0.98% $182 0.96% (2) bps 1-4 Family $33 0.59% $35 0.61% 2 bps Home Equity $55 3.98% $52 3.84% (14) bps Consumer and Other $7 4.35% $13 10.00% 565 bps Total Loans HFI and Allowance for Loan Losses $954 1.58% $869 1.42% (15) bps Unfunded Commitment Reserve $55 $56 Total Allowance for Credit Losses $1,007 1.67% $925 1.52% (15) bps Asset Quality | Allowance for Credit Loss Detail

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 182nd Quarter 2026 Asset Quality Criticized + Classified Loans (including LHFS)(1) Total Non-accrual Loans (including LHFS) Highlights • Criticized + classified loans decreased $143 million, or 1% compared to the prior quarter • Criticized + classified loans decreased $1.1 billion, or 9% compared June 30, 2025 • Non-accrual loans were up $123 million to $2.8 billion; 40% of NALs are performing • NCOs to average loans of 0.66%(2) for the second quarter 2026; $100 million of NCOs which includes $47 million of charge-offs that had been previously reserved Net Charge-offs ("NCO") to Average Loans(2) $ in millions$ in billions See notes on page 25 $12.7 $12.4 $12.1 $11.8 $11.6 6/30/2025 9/30/2025 12/31/2025 3/31/2026 6/30/2026 -9% $2,682 $2,805 3/31/2026 6/30/2026 5% 0.72% 0.46% 0.30% 0.52% 0.66% 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026

Appendix

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 202nd Quarter 2026 Specialized Industries | Value-creation Strategy Focused Strategy and Competitive Differentiators Strategy Delivering Results • Oil & Gas • Power & Renewables • Public & Nonprofit Fin • Sponsor Finance • Sports • Technology, Media & Communications • Asset-Based Lending • Dealer Finance • Entertainment • Environmental • Equipment Finance • Food & Beverage • Franchise Finance • Funds Finance • Healthcare • Inst’l Bkg Solutions • Insurance • Leisure/Hosp/Gaming • Lender Finance • Mortgage Finance Diverse Lending Verticals • National model | Fast decisioning | Delivering industry insights • Focused on serving the unique needs of specific industries ◦ Expanded and strengthened product offerings, capabilities, and capital markets expertise • Hiring senior, mid-career bankers possessing deep industry expertise and relationships from other regional and large banks with a proven track record of successfully building a relationship-based C&I business Commitments and Originations Retail Branch Private Bank • 2Q’26 new credit commitments and new loan originations remained strong at $2.9 billion and $1.9 billion, respectively • Added 52 new relationships in Q2 • Hired 14 Specialized Industries and Capital Markets focused producers and credit professionals in Q2 • Plan to hire up to an additional 10-15 Specialized Industries bankers throughout the rest of 2026 Specialized Industries Hub $s in millions $624 $885 $1,195 $769 $1,902 $1,076 $1,273 $1,844 $1,165 $2,916 New Loan Originations New Credit Commitments 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 212nd Quarter 2026 Corporate & Regional Commercial Banking | Value-creation Strategy Focused Strategy and Competitive Differentiators Strategy Delivering Results • Relationship-based national corporate banking effort focused on the diversified industries • Building a robust middle market commercial banking franchise in all of Flagstar’s key geographies • Focus on companies with revenues greater than $50 million while delivering expanded and strengthened product offerings and capabilities with senior bankers, quick decisioning and access to key executive leaders as our core competitive advantage • Hiring senior, mid-career bankers from other regional and large banks who possess deep local business relationships with a proven track record of successfully building a C&I business • 2Q’26 new credit commitments and new loan originations remained strong at $880 million and $519 million, respectively • Added 43 new relationships YTD in 2026 and hired 18 new Commercial Banking producers and credit underwriters in Q2 • Plan to hire up to an additional 10-15 Corporate & Regional Commercial Banking producers throughout the rest of 2026 • Expanded regional commercial banking coverage to Texas • Hired regional commercial banking leaders for the Dallas, Cleveland, Phoenix and Detroit metro markets Great Lakes NYC Metro Southwest Southeast Key Geographies Private Bank Commitments and Originations(1) Commercial Hub $s in millions $186 $520 $511 $424 $519 $243 $795 $817 $640 $880 New Loan Originations New Credit Commitments 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Retail Branch TX

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 222nd Quarter 2026 Note: $ in millions except share data. Please note that columns of data may not add due to rounding. Reconciliations of GAAP and Non-GAAP Measures Adjusted Non-interest Expense 2Q 2025 3Q 2025 Q4 2025 Q1 2026 Q2 2026 Non-interest expense $513 $522 $509 $466 $450 Less: Intangible asset amortization 27 26 26 25 23 Less: Merger-related and restructuring expenses 14 17 17 — — Less: Severance costs 2 8 4 — — Less: Litigation settlement — 14 — — — Less: Lease cost acceleration related to closing branches 7 — — — — Less: Trailing mortgage sale costs with Mr. Cooper 3 — — — — Adjusted operating expense $460 $457 $462 $441 $427 Adjusted Diluted Earnings Per Share 2Q 2025 3Q 2025 Q4 2025 Q1 2026 Q2 2026 Diluted (Loss) Earnings Per Share - GAAP -$78 -$45 $21 $13 $26 Adjustments 25 18 12 9 (4) Tax effect on adjustments (7) (4) (3) (2) 1 Diluted (Loss) Earnings Per Share, as adjusted - non-GAAP $(60) $(31) $30 $20 $23 Diluted (Loss) Earnings Per Share - GAAP $(0.19) $(0.11) $0.05 $0.03 $0.06 Adjustments 0.06 0.04 0.03 0.02 (0.01) Tax effect on adjustments (0.02) (0.01) (0.01) — — Diluted (Loss) Earnings Per Share, as adjusted - non-GAAP $(0.14) $(0.07) $0.06 $0.04 $0.05

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 232nd Quarter 2026 Note: $ in millions except share data. Please note that columns of data may not add due to rounding. Reconciliations of GAAP and Non-GAAP Measures Tangible Book Value Per Common Share 6/30/2026 Total stockholders equity (A) $ 8,140 Less: Core deposit and other intangibles 333 Less: Preferred stock 503 Tangible common stockholders equity (B) $ 7,304 Common shares outstanding (C) 417,018,972 Dilution Impact of Warrants 52,914,127 Common shares outstanding, incl. Warrants (D) 469,933,099 Book book value per common share (A / C) $ 18.31 Tangible book value per common share (B / C) $ 17.51 Tangible book value per common share (B / D) $ 15.54

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 242nd Quarter 2026 Bank Ticker Citizens Financial CFG Fifth Third Bancorp FITB First Citizens Banc. FCNC.A First Horizon FHN Huntington Banc. HBAN KeyCorp KEY M&T Bank MTB Pinnacle Financial Partners PNFP Regions Financial RF Valley National VLY Western Alliance WAL Zions Bancorp ZION Peer Group

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 252nd Quarter 2026 Notes Slide 3 1. Excludes impact from intangible asset amortization, merger-related expenses, and other adjustments Slide 4 1. Includes warrants and options – warrant and options dilution calculated using the treasury stock method with projected share price based on a 1.0x tangible book value multiple Slide 5 1. Prior quarters were adjusted for a reclass from Asset-Based Finance to Equipment Finance category: 6/30/25 ~$997 million, 9/30/25 ~$956 million, and 12/31/25 $842 million Slide 6 1. Fourth quarter 2025 was adjusted for a reclass of ~$842 million from Asset- Based Finance to Equipment Finance category. Slide 8 1. Includes warrants and options – warrant and options dilution calculated using the treasury stock method with projected share price based on a 1.0x tangible book value multiple 2. Excludes impact from intangible asset amortization and merger-related expenses 3. Includes warrants – warrant options dilution calculated using the treasury stock method with projected share price based on a 1.0x tangible book value multiple Slide 9 1. Reflects net interest margin adjusted for $20.5 million hedge benefit in the fourth quarter of 2025 Slide 10 1. Excludes impact from intangible asset amortization, merger-related expenses, and other adjustments 2. Includes software and professional expenses Slide 12 1. Excludes collateralized deposits and excludes internal deposits Slide 13 1. Total CRE excludes $2.6 billion of owner-occupied CRE 2. Calculated as: Total CRE balances (excluding $2.6 billion of owner occupied CRE) / (Tier 1 Capital + Allowance for Loans & Lease Losses) Slide 14 1. Reflects Multi-Family UPB excluding Co-op loans 2. Northeast Multi-Family peers include banks with disclosed Multi-Family ALLL ratios: BPOP and EWBC as of 6/30/26, DCOM as of 3/31/26, and FFIC and BBT as of 9/30/25 Slide 15 1. Current LTV is calculated by dividing the most recent appraised value by the current loan amount 2. Amortizing DSCR includes hypothetical amortization for deals in interest-only periods 3. Reflects rent regulated percent based on units at origination 4. Risk rated special mention or substandard 5. $7.4 billion of the $8.5 billion NYC Multi-Family rent regulated portfolio has >=70% of the units rent regulated Slide 16 1. Reflects percent of appraisals received based on book balance since 1/1/2024 2. Reflects financials reviewed since 1/1/2024 as a percent of book balance 3. Reflects rent regulated percent based on units at origination 4. Risk rated special mention or substandard 5. Reflects ACL coverage ratio at 6/30/2026 and all NCOs taken on loans in the portfolio at 6/30/2026 6. Sum of book balance plus net charge-offs 7. Defined as >=50% units are rent regulated Slide 18 1. Shown on UPB basis and excludes one-to-four family residential loans and other loans, which primarily includes HELOCs 2. Presented on an annualized basis Slide 21 1. Excludes ABL transactions, which are included as Specialized Industries